497(e)
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AXA Equitable Life Insurance Company

SUPPLEMENT DATED JULY 1, 2010 TO THE CURRENT PROSPECTUSES FOR:

ACCUMULATOR(R)                          ACCUMULATOR(R) ELITE(SM)
ACCUMULATOR(R) PLUS(SM)                 ACCUMULATOR(R) SELECT(SM)

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This supplement modifies certain information in the above-referenced
Prospectuses, Supplements to Prospectus and Statements of Additional Information ("SAI"), (together, the "Prospectuses"). Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses. You should keep this supplement with your Prospectuses.

The purpose of this supplement is to provide you with information regarding certain changes to the Prospectus. Please note the following information:

1. In "How you can make your contributions" under "Contract features and benefits", the following is added as the final paragraph:

   If your financial professional is with a selling broker-dealer other than AXA Advisors, your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you or your financial professional on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

2. a. In "Option B - Custom Selection" in "Allocating your contributions" under "Contracts features and benefits", please note the following:

   o The variable investment option EQ/Morgan Stanley Mid Cap Growth is removed from "Category 2 - Core Diversified Equity" and added to "Category 4 - Specialty".

   o The variable investment option EQ/Wells Fargo Advantage Omega Growth is removed from "Category 4 - Specialty" and added to "Category 2 - Core Diversified Equity".

   b. In "Possible changes to the category and investment option limits" in "Allocating your contributions" under "Contract features and benefits", the paragraph in this section is replaced with the following:

   We may in the future revise the category limits, the investment limits, the categories themselves, and the investment options within each category, as well as combine the investment options within the same or in different categories (collectively, "category and investment option limits").

   If we change our category and investment option limits, please note the following:

   o Any amounts you have allocated among the variable investment options will not be automatically reallocated to conform with the new category and investment option limits.

   o If your allocation instructions on file prior to a change to our category and investment option limits do not comply with our new category and investment option limits:

      -- you will not be automatically required to change your allocation instructions;

      -- if you make a subsequent contribution, you will not be required to change your allocation instructions;

      -- if you initiate a transfer, you will be required to change your instructions.

   o Any change to your allocation instructions must comply with our new category and investment option limits. Your new allocation instructions will apply to all future transactions, including subsequent contributions, transfers and rebalancing.

3. In "How withdrawals are taken from your account value" under "Accessing your money", the second paragraph is deleted in its entirety.

4. In the following sections under "Charges and expenses", the paragraphs noted contain typographical errors and are revised, as follows, to reflect the guarantee benefit charges applicable under your contract, as correctly stated in the "Fee table" of your Prospectus.

   o In " "Greater of" GMDB I -- Greater of 5% Roll-Up to age 80 or Annual Ratchet to age 80" under "Guaranteed minimum death benefit charge" in "Charges that AXA Equitable deducts" under "Charges and expenses", the current charge in the first paragraph is equal to 0.90% and the maximum charge in the second paragraph is equal to 1.05%.

   o In " "Greater of" GMDB II -- Greater of 5% Roll-Up to age 80 or Annual Ratchet to age 80" under "Guaranteed minimum death benefit charge" in "Charges that AXA Equitable deducts" under "Charges and expenses", the current charge is equal to 1.10% and the maximum charge is equal to 1.25%.


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o  In "Guaranteed minimum income benefit charge" in "Charges that AXA Equitable deducts" under "Charges and expenses", in the first o paragraph the current charge for the Guaranteed minimum income benefit I -- Asset Allocation is equal to 0.90% and the current charge for the Guaranteed minimum income benefit II -- Custom Selection is equal to 1.10%. In the second paragraph the maximum charge for the Guaranteed minimum income benefit I -- Asset Allocation is 1.20% and the maximum charge for the Guaranteed minimum income benefit II -- Custom Selection is 1.40%.

o In "Guaranteed withdrawal benefit for life charge" in "Charges that AXA Equitable deducts" under "Charges and expenses", the maximum charge for the Guaranteed minimum income benefit I -- Asset Allocation is 1.20% and the maximum charge for the Guaranteed minimum income benefit II -- Custom Selection is 1.40%.


 ACCUMULATOR(R) IS ISSUED BY AND IS A REGISTERED SERVICE MARK OF AXA EQUITABLE.
     ACCUMULATOR(R), ACCUMULATOR(R) PLUS(SM), ACCUMULATOR(R) SELECT(SM), AND
          ACCUMULATOR(R) ELITE(SM) ARE SERVICE MARKS OF AXA EQUITABLE. CO-DISTRIBUTED BY AFFILIATES AXA ADVISORS, LLC AND AXA DISTRIBUTORS, LLC. 1290
                   AVENUE OF THE AMERICAS, NEW YORK, NY 10104.

    COPYRIGHT 2010 AXA EQUITABLE LIFE INSURANCE COMPANY. ALL RIGHTS RESERVED.


                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           1290 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10104
                                 (212) 554-1234

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